EXHIBIT A

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of Common Stock of Sierra Oncology, Inc.

Date: August 16, 2021	FRAZIER LIFE SCIENCES VIII, L.P.
By FHM Life Sciences VIII, L.P., its general partner
By FHM Life Sciences VIII, L.L.C., its general partner

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: August 16, 2021	FHM LIFE SCIENCES VIII, L.P.
By FHM Life Sciences VIII, L.L.C., its general partner

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: August 16, 2021	FHM LIFE SCIENCES VIII, L.L.C.

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: August 16, 2021	FRAZIER HEALTHCARE VI, L.P.

By: FHM VI, L.P., its General Partner
By: FHM VI, LLC, its General Partner

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: August 16, 2021	FHM VI, L.P.
By: FHM VI, LLC, its General Partner

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: August 16, 2021	FHM VI, LLC

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: August 16, 2021	FRAZIER LIFE SCIENCES PUBLIC FUND L.P.
By: FHMLSP, L.P., its General Partner
By: FHMLSP, L.L.C., its General Partner

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: August 16, 2021	FHMLSP, L.P.
By: FHMLSP, L.L.C., its General Partner

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: August 16, 2021	FHMLSP, L.L.C.

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: August 16, 2021	By:	*
James N. Topper

Date: August 16, 2021	By:	*
Patrick J. Heron

Date: August 16, 2021	By:	*
Alan Frazier

Date: August 16, 2021	By:	*
Nader Naini

Date: August 16, 2021	By:	*
Nathan Every

Date: August 16, 2021	By:	**
Albert Cha

Date: August 16, 2021	By:	**
James Brush

Date: August 16, 2021	By:	/s/ Steve R. Bailey
Steve R. Bailey, as Attorney-in-Fact

*	This Agreement was executed by Steve R. Bailey on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which was filed with the SEC on February 24, 2017.
**	This Agreement was executed by Steve R. Bailey on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which is included herewith as Exhibit B.